UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Shari L. Ballard, age 45, has been appointed as Executive Vice President and President, Best Buy International effective immediately. In this role, Ms. Ballard is responsible for Best Buy's international business. Ms. Ballard served as Executive Vice President, Co-President, Americas since March 2010. Previously, she served as Executive Vice President - Retail Channel Management from 2007 to 2010, and as Executive Vice President - Human Resources and Legal from 2004 to 2007. Ms. Ballard joined us in 1993 and has served as Senior Vice President, Vice President, and General and Assistant Store Manager. Ms. Ballard is a member of the University of Minnesota Foundation board of trustees and sits on its executive and human resources committees.
Simultaneously, Michael A. Vitelli, age 56, has been appointed as Executive Vice President and President, Best Buy U.S. effective immediately. In this role, Mr. Vitelli is responsible for Best Buy's domestic business. Mr. Vitelli served as Executive Vice President, Co-President, Americas since March 2010. He previously served as Executive Vice President - Customer Operating Groups since 2008. Mr. Vitelli joined us in 2004 and served as Senior Vice President and General Manager of Home Solutions from 2007 to 2008, and Senior Vice President - Merchandising from 2005 to 2007. Prior to joining us, he spent 23 years with Sony Electronics, Inc., serving in positions of increasing responsibility including executive vice president of Sony's Visual Products Company. Mr. Vitelli serves on the boards of the National Multiple Sclerosis Society, Minnesota Chapter, and the National Consumer Technology Industry chapter of the Anti-Defamation League, where he serves as the industry chair.
The registrant does not have a written employment agreement with Ms. Ballard or Mr. Vitelli and their employment is at-will.

The news release issued on January 16, 2012, is attached as Exhibit No. 99 to this Current Report on Form 8-K and is incorporated herein by reference. Best Buy Co., Inc.'s (the “registrant”) Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit No. 99) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and/or its management. The registrant's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant's filings with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99
News release issued January 16, 2012. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: January 17, 2012	By:	/s/ JAMES L. MUEHLBAUER
James L. Muehlbauer
Executive Vice President — Finance and Chief Financial Officer

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